UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2025

Central Index Key Number of the issuing entity: 0002071746

BANK5 2025-5YR15

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association
Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-282944-02	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 15, 2025 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to cause the issuance of the BANK5 2025-5YR15, Commercial Mortgage Pass-Through Certificates, Series 2025-5YR15 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-F, Class D, Class F, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates (together with the REMIC regular interests issued pursuant to the Pooling and Servicing Agreement and collectively designated the “VRR Interest”) will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 31 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 27, 2025, between the Registrant and MSMCH; certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 27, 2025, between the Registrant and BANA; certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 27, 2025, between the Registrant and JPMCB; and certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of June 27, 2025, between the Registrant and WFB.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan will be governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
150 Palmetto	N/A	Exhibit 99.5
120 Palmetto	N/A	Exhibit 99.6
Ridgedale Center	N/A	Exhibit 99.7
1535 Broadway	Exhibit 4.2	Exhibit 99.8
7 Penn Plaza	N/A	Exhibit 99.9
Turtle Creek Village	Exhibit 4.3	Exhibit 99.10
1401 H	Exhibit 4.4	Exhibit 99.11
The Wharf	Exhibit 4.5	Exhibit 99.12

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of June 27, 2025, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 27, 2025, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the VRR Interest by the Registrant to Morgan Stanley Bank, N.A., BANA and WFB (in such capacity, the “Retaining Parties”), pursuant to a VRR Interest Transfer Agreement, dated as of June 27, 2025, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates and the VRR Interest will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 30, 2025 and filed with the Securities and Exchange Commission on July 1, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-282944) was originally declared effective on January 3, 2025.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

1.1	Underwriting Agreement, dated as of June 27, 2025, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.
4.1	Pooling and Servicing Agreement, dated as of July 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of April 24, 2025, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor, relating to the BWAY 2025-1535 securitization transaction, pursuant to which the 1535 Broadway Mortgage Loan is serviced.
4.3	Pooling and Servicing Agreement, dated as of June 1, 2025, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, BellOak, LLC, as operating advisor and asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and trustee, relating to the BMO 2025-5C11 securitization transaction, pursuant to which the Turtle Creek Village Mortgage Loan is serviced.
4.4	Pooling and Servicing Agreement, dated as of April 1, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and BellOak, LLC, as operating advisor and asset representations reviewer, relating to the BANK5 2025-5YR14 securitization transaction, pursuant to which the 1401 H Mortgage Loan is serviced.
4.5	Trust and Servicing Agreement, dated as of June 26, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the WHARF 2025-DC securitization transaction, pursuant to which The Wharf Mortgage Loan is serviced.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 30, 2025.
99.1	Mortgage Loan Purchase Agreement, dated as of June 27, 2025, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of June 27, 2025, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of June 27, 2025, between Morgan Stanley Capital I Inc. and JPMorgan Chase Bank, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of June 27, 2025, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.

99.5	Agreement Between Note Holders, dated as of June 25, 2025, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 150 Palmetto Whole Loan.
99.6	Agreement Between Note Holders, dated as of June 25, 2025, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 120 Palmetto Whole Loan.
99.7	Agreement Between Note Holders, dated as of May 7, 2025, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Ridgedale Center Whole Loan.
99.8	Co-Lender Agreement, dated as of April 14, 2025, by and among Goldman Sachs Bank USA, as initial note A-1-S1 holder, initial note A-1-C1 holder, initial note A-1-C2 holder and initial note B-1 holder, Bank of America, National Association, as initial note A-2-S1 holder, initial note A-2-C1 holder, initial note A-2-C2 holder and initial note B-2 holder, and Bank of Montreal, as initial note A-3-S1 holder, initial note A-3-C1 holder, initial note A-3-C2 holder and initial note B-3 holder, relating to the 1535 Broadway Whole Loan.
99.9	Co-Lender Agreement, dated as of June 22, 2025, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the 7 Penn Plaza Whole Loan.
99.10	Agreement Between Note Holders, dated as of May 13, 2025, by and among Starwood Mortgage Capital LLC, as note A-1 holder, and Morgan Stanley Bank, N.A., as note A-2 holder, relating to the Turtle Creek Village Whole Loan.
99.11	Agreement Between Note Holders, dated as of March 13, 2025, by and between Morgan Stanley Bank, N.A., as initial note A-1-1 holder, initial note A-1-2 holder and initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 1401 H Whole Loan.
99.12	Co-Lender Agreement, dated as of June 18, 2025, by and between Wells Fargo Bank, National Association, as initial note A-1-1 holder, initial note A-2-1 holder, initial note A-3-1 holder, initial note A-4-1 holder, initial note A-5-1-1 holder, initial note A-5-1-2 holder and initial note B-1-1 holder, Goldman Sachs Bank USA, as initial note A-1-2 holder, initial note A-2-2 holder, initial note A-3-2 holder and initial note B-2-1 holder, and Morgan Stanley Bank, N.A., as initial note A-1-3 holder, initial note A-2-3 holder, initial note A-3-3 holder, initial note A-4-2 holder, initial note A-5-2 holder and initial note B-1-3 holder, relating to The Wharf Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
	Name:	Jane Lam
	Title:	President

Dated: July 1, 2025

BANK5 2025-5YR15 - Form 8-K (Pricing)